Exhibit 99.1

News Release FOR IMMEDIATE RELEASE

Media Contact:
Brenda Stewart
Director, Marketing Communications
773.726.8901 | brenda.stewart@merge.com

MERGE HEALTHCARE SETS RECORD PRO FORMA SALES OF $60.6M IN THIRD
QUARTER
Announces 2012 guidance of pro forma revenue range of $288 - $300 million

Chicago, IL (November 1, 2011) Merge Healthcare (NASDAQ: MRGE), a leading provider of enterprise imaging and interoperability solutions, today announced its financial and business results for the third quarter of 2011.

“Our third quarter results reflect the market’s growing need for enterprise imaging solutions, as well as the increase in momentum we’re seeing regarding the adoption of Meaningful Use solutions,” said Jeff Surges, CEO of Merge Healthcare. “With our premier client base, industry-leading solutions and expansion into new markets, we are well-positioned for continued growth in 2012 and beyond.”

Financial Highlights:
- Revenue grew to $60.1 million ($60.6 million on a pro forma basis) in the quarter, compared to $45.2 million ($48.5 million on a pro forma basis) in the third quarter of 2010 - an increase of 33%.
- Adjusted EBITDA was $14.5 million, representing 24% of pro forma revenue in the quarter compared to $13.0 million and 27% in the third quarter of 2010 - an increase of 12%.
- Announces 2012 guidance of a pro forma revenue range of $288 - $300 million with an adjusted EBITDA range of 22-24%.

Business Highlights:
- Executed 12 new iConnect agreements extending Merge Healthcare’s leadership position in the image interoperability market.
- Executed 25 signed contracts for Merge Healthcare’s Meaningful Use platform within Radiology and Orthopaedics.
- Hosted more than 500 attendees at first-ever Merge Live 2011 Client Conference.
- Unveiled Merge Honeycomb, a free image sharing service that will connect the nation’s largest medical imaging installed base.
- Completed acquisition of Ophthalmic Imaging Systems (OIS), extending our reach into yet another image-intensive market segment.
- Jointly announced, with Mayor Rahm Emanuel, a partnership with City of Chicago to deploy 100 Merge Health Stations throughout the City.

Quarter Results:
Results compared to the same quarter in the prior year on a GAAP basis are as follows (in millions, except per share data):
	Q3 2011	Q3 2010
Net sales	$60.1	$45.2
Operating income	7.0	3.1
Net loss available to common shareholders	(1.0)	(5.0)
Net loss per diluted share	$(0.01)	$(0.06)

Cash balance at period end	$44.7	$40.0
Cash from business operations*	8.8	8.0

*	See table at the back of this earnings release.

Pro forma results and other, non-GAAP measures compared to the same quarter in the prior year are as follows (in millions, except percentages and per share data):
	Q3 2011	Q3 2010
Pro forma results
Net sales	$60.6	$48.5
Adjusted net income	5.3	3.2
Adjusted EBITDA	14.5	13.0

Adjusted net income per diluted share	$0.06	$0.04
Adjusted EBITDA per diluted share	$0.16	$0.15

Non-GAAP and other measures
Recurring revenue as % of net sales	~57.5%	~65.0%
Non-recurring backlog at period end	$39.7	$48.6
Days sales outstanding	101	91

Reconciliation of GAAP net income to adjusted net income and adjusted EBITDA is included after the financial information, below.

Explanation of Non-GAAP Financial Measures

Merge Healthcare reports its financial results in accordance with generally accepted accounting principles, or GAAP. This press release includes certain non-GAAP financial measures to supplement its GAAP information. Non-GAAP measures are not an alternative to GAAP and may be different from non-GAAP measures used by other companies. A quantitative reconciliation of GAAP net income available to common shareholders to adjusted net income and adjusted EBITDA is included after the financial information included in this press release.

Management believes that the presentation of non-GAAP results, when shown in conjunction with corresponding GAAP measures, provides useful information to it and investors regarding financial and business trends related to results of operations, because certain charges, costs and expenses reflect events that are not essential to recurring business operations. In addition, management believes these non-GAAP measures provide investors useful information regarding the underlying performance of the post-acquisition business operations when compared to the pre-acquisition results of Merge and any significant acquired company.  Purchase accounting adjustments made in accordance with GAAP can make it difficult to make meaningful comparisons of the underlying operations of the business without considering the non-GAAP adjustments that are provided and discussed herein. Further, management believes that these non-GAAP measures improve its and investors’ ability to compare Merge’s financial performance with other companies in the technology industry. Management also uses financial statements that exclude these charges, costs and expenses for its internal budgets.  While GAAP results are more complete, these supplemental metrics are offered since, with reconciliations to GAAP, they may provide greater insight into our financial results. Management does not intend the presentation of these non-GAAP financial measures to be considered in isolation or as a substitute for results prepared in accordance with GAAP.

Additional information regarding the non-GAAP financial measures presented is as follows:

-
Pro forma revenue consists of GAAP revenue as reported, adjusted to reflect the acquisition of AMICAS as if it had occurred at the beginning of the respective periods presented and to add back the acquisition related sales adjustment (for all significant acquisitions) booked for GAAP purposes.

-
Recurring revenue is generated from agreements that generally contain a stated annual amount and which we have a high likelihood of renewing each year.  More specifically, this includes revenue generated from our DICOM toolkit and eFilm Workstation® product lines, long-term contracts associated with our Sales as a Service (SaaS) related offerings, and EDI and maintenance contracts across the entire business.

-
Non-recurring revenue backlog represents revenue that we anticipate recognizing in future periods from signed customer contracts as of the end of the period presented.  Non-recurring revenue is comprised of all other sources of revenue not included as recurring revenue, primarily from perpetual software licenses, hardware and professional services (including installation, training and consultative engineering services).

-
Adjusted net income consists of GAAP net income available to common stockholders, adjusted to reflect the acquisition of AMICAS as if it had occurred at the beginning of the respective period presented and, to the extent such items occurred in the periods presented, excludes (a) one-time preferred stock deemed dividend at issuance date, (b) acquisition-related costs, (c) restructuring and other costs, (d) stock-based compensation expense, (e) acquisition-related amortization, and (f) acquisition-related cost of sales adjustments and adds back (g) the acquisition-related sales adjustments.

-
Adjusted EBITDA adjusts GAAP net income available to common stockholders for the items considered in adjusted net income as well as (a) remaining depreciation and amortization, (b) net interest expense, (c) non-cash preferred stock dividends and (d) income tax expense (benefit).

-
Cash from business operations reconciles the cash generated from such operations to the change in GAAP cash balance for the period by reflecting payments of liabilities associated with our acquisitions, payments of acquisition related fees, interest payments and other payments and receipts of cash not generated by the business operations.

Management has excluded certain items from non-GAAP adjusted net income because it believes (i) the amount of certain expenses in any specific period may not directly correlate to the underlying performance of business operations and (ii) the adjustment facilitates comparisons of pre-acquisition results to post-acquisition results.  In addition, the following adjustments are described in more detail below:

-
Acquisition-related amortization expense is a non-cash expense arising from the acquisition of intangible assets in connection with significant acquisitions. Management excludes acquisition-related amortization expense from non-GAAP net income because it believes such expenses can vary significantly between periods as a result of new acquisitions and full amortization of previously acquired intangible assets.

-
Stock-based compensation expense is a non-cash expense arising from the grant of stock awards to employees and is excluded from non-GAAP net income because management believes such expenses can vary significantly between periods as a result of the timing of grants of new stock-based awards, including grants to new employees resulting from acquisitions.

-
Acquisition related sales and costs of sales adjustments reflect the fair value adjustment to deferred revenues acquired in connection with significant acquisitions. The fair value of deferred revenue represents an amount equivalent to the estimated cost plus an appropriate profit margin to perform services-related software and product support, which assumes a legal obligation to do so, based on the deferred revenue balances as of the date the acquisition of a significant company was completed. Management adds back this deferred revenue adjustment, net of related costs, for non-GAAP revenue and non-GAAP net income because it believes the inclusion of this amount directly correlates to the underlying performance of operations and facilitates comparisons of pre-acquisition to post-acquisition results.

Notice of Conference Call
Merge will host a conference call on Wednesday, November 2, 2011, at 8:30 am EDT to discuss its financial results for the third quarter 2011. Jeff Surges, CEO, and Justin Dearborn, CFO, will co-chair the call. Investors can listen to the conference call live via telephone by dialing 888.267.0102 (US and Canada) or 706.643.0988 (International) and referencing Conference ID Number 21139667.  Alternatively, the call can be accessed over the Internet at Merge Healthcare Web Cast. The conference call will be recorded may be found via the internet shortly after the call at http://www.merge.com/Company/Investors/Conference-Call-Info.aspx.

About Merge Healthcare
Merge Healthcare is a leading provider of enterprise imaging and interoperability solutions.  Merge solutions facilitate the sharing of images to create a more effective and efficient electronic healthcare experience for patients and physicians.  Merge provides enterprise imaging solutions for radiology, cardiology, orthopaedics and eye care; a suite of products for clinical trials; software for financial and pre-surgical management, and applications that fuel the largest modality vendors in the world. Merge’s products have been used by healthcare providers, vendors and researchers worldwide to improve patient care for more than 20 years. Additional information can be found at www.merge.com.

Cautionary Notice Regarding Forward-Looking Statements
This news release contains "forward-looking statements," including statements which are related to future, not past, events. Forward-looking statements usually describe expected future business and financial outlook or performance, and often contain words such as “will,” “believes,” “intends,” “anticipates,” “expects,” "plans," "seeks," “see” and similar expressions. Forward-looking statements, by their nature, address matters that are, to varying degrees, uncertain and subject to various known and unknown risks. For Merge, particular uncertainties and risks that could cause actual results to differ materially from post-merger forward-looking statements include, among other issues: the successful integration of companies we acquire; achieving certain post-acquisition synergies; the market acceptance of implemented product solutions; market acceptance and performance of Merge’s products and services; the impact of competitive products and pricing; possible delays in the implementation of its managed services offering; the risks and effects of its recent changes in its executive and Board leadership, including the costs and expenses related to severance payments made to departing officers; the risks and effects of its recent securities issues, including the issuance of certain senior secured notes; the past restatement of its financial statements and other actions that may be taken or required as a result of such restatement; its ability to generate sufficient cash from operations to meet future operating, financing and capital requirements, including repayment obligations with respect to its outstanding indebtedness; risks associated with its prior delays in filings with the SEC or its ability to continue to meet the listing requirements of The NASDAQ Global Select Market; the costs, risks and effects of various pending legal proceedings; and other risk factors detailed in its filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. Merge does not undertake any obligation to update forward-looking statements or any of risks, uncertainties and other factors.

MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30,	December 31,
	2011	2010
	(Unaudited)
Current assets:
Cash (including restricted cash)	$44,685	$41,029
Accounts receivable, net	66,538	53,254
Inventory	3,727	3,486
Prepaid expenses	4,990	4,191
Deferred income taxes	1,151	2,545
Other current assets	17,195	9,336
Total current assets	138,286	113,841

Property and equipment, net	4,863	5,772
Purchased and developed software, net	26,366	26,619
Other intangible assets, net	42,760	48,957
Goodwill	199,756	169,533
Deferred tax assets	12,625	17,006
Other	12,356	14,660
Total assets	$437,012	$396,388

Current liabilities:
Accounts payable	$18,136	$18,370
Interest payable	12,338	3,917
Accrued wages	7,803	4,304
Restructuring accrual	1,629	1,707
Other accrued liabilities	8,223	6,875
Deferred revenue	44,813	49,876
Total current liabilities	92,942	85,049

Notes payable	249,215	195,077
Deferred income taxes	2,147	-
Deferred revenue	4,373	3,809
Income taxes payable	720	5,683
Other	1,582	1,964
Total liabilities	350,979	291,582

Total shareholders' equity	86,033	104,806
Total liabilities and shareholders' equity	$437,012	$396,388

MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Net sales
Software and other	$20,060	$12,931	$56,370	$28,888
Professional services	11,999	6,826	30,914	16,203
Maintenance and EDI	28,018	25,432	81,057	49,071
Total net sales	60,077	45,189	168,341	94,162
Cost of sales
Software and other	8,909	4,930	20,167	7,324
Professional services	5,403	4,381	15,482	11,406
Maintenance and EDI	7,409	8,622	22,060	15,928
Depreciation, amortization and impairment	2,228	2,805	7,074	8,510
Total cost of sales	23,949	20,738	64,783	43,168
Gross margin	36,128	24,451	103,558	50,994
Operating costs and expenses:
Sales and marketing	10,235	5,776	26,781	12,784
Product research and development	7,195	5,621	20,964	14,629
General and administrative	7,500	6,043	22,354	15,485
Acquisition-related expenses	743	854	1,222	9,213
Restructuring and other expenses	1,151	1,213	1,115	4,696
Depreciation, amortization and impairment	2,352	1,816	10,225	4,837
Total operating costs and expenses	29,176	21,323	82,661	61,644
Operating income (loss)	6,952	3,128	20,897	(10,650)
Other expense, net	(8,207)	(6,587)	(22,555)	(10,816)
Loss before income taxes	(1,255)	(3,459)	(1,658)	(21,466)
Income tax expense (benefit)	(242)	(13)	2,629	93
Net loss	(1,013)	(3,446)	(4,287)	(21,559)
Less: noncontrolling interest's share	(18)	-	(18)	-
Net loss attributable to Merge	(995)	(3,446)	(4,269)	(21,559)
Less: preferred stock dividends	-	1,566	3,153	17,510
Net loss available to common shareholders	$(995)	$(5,012)	$(7,422)	$(39,069)

Net loss per share - basic	$(0.01)	$(0.06)	$(0.09)	$(0.49)
Weighted average number of common
shares outstanding - basic	87,675,038	82,813,533	85,422,352	79,265,227

Net loss per share - diluted	$(0.01)	$(0.06)	$(0.09)	$(0.49)
Weighted average number of common
shares outstanding - diluted	87,675,038	82,813,533	85,422,352	79,265,227

MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

		Nine Months Ended
		September 30,
		2011	2010
Cash flows from operating activities:
Net loss		$(4,287)	$(21,559)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation, amortization and impairment		17,299	13,347
Share-based compensation		3,043	1,326
Change in contingent consideration for acquisitions		128	226
Amortization of notes payable issuance costs & discount		1,765	889
Provision for doubtful accounts receivable and sales returns,
net of recoveries		785	503
Deferred income taxes		7,190	(3)
Gain on sale of equity investment		(405)	-
Net change in assets and liabilities (net of effects of acquisitions)		(19,584)	11,944
Net cash provided by operating activities		5,934	6,673
Cash flows from investing activities:
Cash paid for acquisitions, net of cash acquired		(477)	(212,721)
Purchases of property, equipment and leasehold improvements		(1,569)	(871)
Change in restricted cash		940	(53)
Distribution from equity investment		405	76
Net cash used in investing activities		(701)	(213,569)
Cash flows from financing activities:
Proceeds from issuance of notes		53,560	194,532
Proceeds from issuance of stock		-	41,750
Note and stock issuance costs paid		(1,528)	(9,017)
Proceeds from exercise of stock options and employee stock
purchase plan		878	102
Principal payments on capital leases		(5)	(26)
Principal payments on notes payable		(4,591)	-
Redemption and retirement of preferred stock		(41,750)	-
Preferred stock dividends		(7,328)	(122)
Net cash provided by (used in) financing activities		(764)	227,219
Effect of exchange rate changes on cash		127	-
Net increase in cash		4,596	20,323
Cash and cash equivalents, beginning of period (net of restricted cash)	(1)	39,382	19,062
Cash and cash equivalents, end of period (net of restricted cash)	(2)	$43,978	$39,385

(1) Restricted cash of $1,647 and $559 as of December 31, 2010 and 2009, respectively.
(2) Restricted cash of $707 and $613 as of September 30, 2011 and 2010, respectively.

MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES
RECONCILIATION OF NET LOSS AVAILABLE TO COMMON SHAREHOLDERS TO ADJUSTED EBITDA
(in thousands)
(unaudited)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Net loss available to common shareholders	$(995)	$(5,012)	$(7,422)	$(39,069)
One-time preferred stock deemed dividend at issuance date	-	-	-	14,900
Acquisition related costs	743	854	1,222	9,213
Restructuring and other	1,151	1,213	1,115	4,696
Stock-based compensation expense	923	510	3,043	1,326
Amortization of significant acquisition intangibles	3,020	2,798	11,712	6,753
Acquisition-related sales adjustments	512	3,302	3,260	8,741
Acquisition-related cost of sales adjustments	(66)	(455)	(354)	(1,347)
Adjusted net income	$5,288	$3,210	$12,576	$5,213
Depreciation, amortization and impairment	1,560	1,823	5,587	6,594
Net interest expense	7,939	6,447	20,872	10,745
Preferred stock dividends	-	1,566	3,153	2,610
Income tax expense (benefit)	(242)	(13)	2,629	93
Adjusted EBITDA	$14,545	$13,033	$44,817	$25,255

Adjusted net income per share - diluted	$0.06	$0.04	$0.14	$0.06
Adjusted EBITDA per share - diluted	$0.16	$0.15	$0.51	$0.31

Fully diluted shares (if net income)	90,984,403	84,615,492	88,174,901	81,007,075

	Pro Forma Three Months Ended September 30,		Pro Forma Nine Months Ended September 30,
	2011	2010	2011	2010
Net loss available to common shareholders	$(549)	$(1,866)	$(4,516)	$(33,074)
One-time preferred stock deemed dividend at issuance date	-	-	-	14,900
Acquisition related costs	743	555	1,222	816
Restructuring and other	1,151	1,213	1,115	4,696
Stock-based compensation expense	923	510	3,043	1,326
Amortization of significant acquisition intangibles	3,020	2,798	11,712	9,710
Adjusted net income (loss)	$5,288	$3,210	$12,576	$(1,626)
Depreciation, amortization and impairment	1,560	1,823	5,587	7,555
Net interest expense	7,939	6,447	20,872	19,275
Non-cash preferred stock dividend	-	1,566	3,153	4,698
Income tax expense (benefit)	(242)	(13)	2,629	139
Adjusted EBITDA	$14,545	$13,033	$44,817	$30,041

Adjusted net income (loss) per share - diluted	$0.06	$0.04	$0.14	$(0.02)
Adjusted EBITDA per share - diluted	$0.16	$0.15	$0.51	$0.36

Fully diluted shares (if net income)	90,984,403	84,615,492	88,174,901	84,255,317

MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES
CASH FROM BUSINESS OPERATIONS
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
	(amounts in millions)
Cash received from (paid for):
Issuance of debt and equity	$-	$-	$53.6	$236.3
Debt and equity issuance costs	(0.5)	(0.1)	(3.0)	(9.0)
Retirement of debt	(4.6)	-	(4.6)	-
Redemption of preferred stock	(1.2)	-	(41.8)	-
Payment of preferred stock dividends	-	-	(7.3)	-
Interest paid, net	-	-	(10.9)	-
Acquisitions	(1.5)	(2.5)	(2.1)	(212.7)
Restructuring initiatives	(0.7)	(1.6)	(1.6)	(3.0)
Acquisition related costs, net	(0.5)	(1.4)	(0.9)	(8.5)
Property and equipment purchases	(0.3)	(0.1)	(1.6)	(0.9)
Settlements with former officers	-	-	(0.9)	-
Other non-operating cash flows	-	(0.2)	0.4	-
Business operations	8.8	8.0	24.4	18.1
Increase (decrease) in cash	$(0.5)	$2.1	$3.7	$20.4

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